                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration
Statement on Form S-3 (No. 333-109714) and Form S-8 (No. 333-72972) of Suburban
Propane Partners, L.P. of our report dated December 8, 2004 relating to the financial statements and financial statement schedule, which appears in this
Form 10-K.

PricewaterhouseCoopers LLP
Florham Park, NJ
December 8, 2004